Subsequent events	6 Months Ended
Jun. 30, 2022
Subsequent events
Subsequent events

13. Subsequent events

Settlement of SEC Investigation

On July 1, 2022, the Company entered into a settlement agreement with the Securities and Exchange Commission (the ‘SEC’) in full resolution of a cease-and-desist order issued by the SEC related to the Company’s reporting during two quarters in 2019 of our compliance with the Finance Contract and the state of our internal accounting controls. The Company self-reported and shared facts developed in our internal investigation, and fully cooperated with the SEC in connection with the settlement. Without admitting or denying the SEC’s allegations (other than with respect to the SEC’s jurisdiction and the subject matter of the proceedings), the Company agreed to the entry of the order pursuant to which (i) the Company and Mr. Rudolf Franz, our Chief Financial Officer, agreed to pay a penalty of $175,000 and $50,000, respectively, to the SEC; (ii) the Company will cease and desist from committing or causing any violations and any future violations of the reporting standards of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20 and 13a-16 thereunder; and (iii) the Company will undertake to complete, fully implement, and test our remediation plan.

Letter of support issued to voxeljet India

voxeljet AG issued a letter of support to voxeljet India on July 12, 2022, to provide financial support to enable the subsidiary to meet its obligation or liabilities as and when they fall due. The guarantee is irrecoverable for at least 12 months from date of issue of this letter. Management assessed that it is unlikely that the subsidiary would exercise this letter of support.

Sale and leaseback transaction regarding properties in Friedberg, Germany

Through the initiation of the sale and leaseback at the notary on August 11, 2022, management agreed on a sale and leaseback of voxeljet AG’s properties located in Germany with the investor IntReal International Real Estate Kapitalverwaltungsgesellschaft mbH. The closing process with the notary is expected to be finalized within the third quarter of 2022. Under this agreement, voxeljet receives proceeds from the sale amounting to € 26.5 million and entered into a long-term lease contract. On closing of the sale and leaseback transaction, the expected carrying amount of approximately € 14.1 million relating to land and buildings will be derecognized, a right of use asset and lease liability will be recognized at an expected amount of approximately € 9.2 million and approximately € 17.3 million, respectively.

Settlement of Finance Contract with the EIB and of further loans with Sparkasse Schwaben-Bodensee

On the signing date August 11, 2022 voxeljet initiated the full settlement of the Finance Contract with EIB including the repayment of tranche A and B1, including all interests for an amount of € 22.0 million. As a result, the Company will be released from all covenants in the Finance Contract, including a Minimum Cash/Cash Equivalents requirement (the “Minimum Cash Covenant”). In addition, on the signing date August 11, 2022 the Company agreed to early settle loans related to properties, which were granted by Sparkasse Schwaben-Bodensee, Germany (formerly Kreissparkasse Augsburg) for an expected amount of approximately € 4.1 million. As a result of the settlement with both, EIB and Sparkasse Schwaben-Bodensee, the pledges of certain properties will be removed during the closing process of the transaction, which is a requirement to realize the sale and leaseback transaction mentioned above.